Condensed Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Condensed Consolidated Statements of Comprehensive Loss
Net loss	$ (19,106)	$ (10,405)
Other comprehensive income
Foreign currency translation gain	4,944	7,699
Total comprehensive loss	(14,162)	(2,706)
Less: Comprehensive income attributable to non-controlling interests	(1,336)	(2,150)
Total comprehensive loss attributable to the Company	$ (15,498)	$ (4,856)